UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of Material Definitive Agreement.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

Sabre Financial Tender Offer and Consent Solicitation Final Results

On October 13, 2026, Sabre Financial Borrower, LLC (“Sabre Financial”), a Delaware limited liability company and an indirect wholly-owned subsidiary of Sabre Corporation, a Delaware corporation, effected the settlement of its previously announced offer to purchase for cash (the “Sabre Financial Tender Offer”) any and all of its outstanding 11.125% Senior Secured Notes due 2029 (the “2029 SPV Notes”).

The Sabre Financial Tender Offer expired at 5:00 p.m., New York City time, on October 12, 2026 (the “Expiration Date”) and, according to information provided to Sabre Financial by D.F. King & Co. Inc., the Tender Agent and Information Agent for the Sabre Financial Tender Offer, as of the Expiration Date, the 2029 SPV Notes validly tendered and not validly withdrawn were $931,583,000 aggregate principal amount of the 2029 SPV Notes, representing approximately 93.16% of the outstanding 2029 SPV Notes.

Redemption of Remaining 2029 SPV Notes

As previously disclosed, on September 28, 2026, Sabre Financial provided notice to Wilmington Trust, National Association (the “Trustee”) as trustee and collateral agent under the indenture, dated as of December 5, 2025 (as amended and supplemented from time to time, the “Indenture”) by and among Sabre Financial, each of the guarantors party thereto and the Trustee, that on October 13, 2026 (the “Redemption Date”), Sabre Financial intended to redeem all of the aggregate principal amount of the 2029 SPV Notes to the extent outstanding on the Redemption Date and not validly tendered and purchased in the Tender Offer at a redemption price equal to 109.250% of the aggregate principal amount of the 2029 SPV Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding the Redemption Date. On October 13, 2026, Sabre Financial completed the redemption of $68,417,000.00 aggregate principal amount of 2029 SPV Notes remaining after settlement of the Sabre Financial Tender Offer, in accordance with the terms of the Indenture at the redemption price described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2026

Sabre Corporation

By:	/s/ Rochelle Boas
Name: Rochelle Boas
Title: Executive Vice President and Chief Legal Officer